                                                                  EXECUTION COPY

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") made and entered into as of March 28, 2001 is by and between RTW, INC., a Minnesota corporation (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS

         1. The Lender and the Borrower entered into a Credit Agreement dated as of March 31, 2000 as amended by that First Amendment to Credit Agreement dated as of May 4, 2000 (as amended, the "Credit Agreement"); and

         2. The Borrower has requested the Lender amend certain provisions contained in the Credit Agreement, and the Lender has agreed to do so, subject to the terms and conditions set forth in this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         SECTION 2. AMENDMENT. The Credit Agreement is hereby amended as follows:

         2.1      DEFINITIONS.

                  (a) The definitions of "Applicable Margin," "Revolving Commitment Amount" and "Term Maturity Date" contained in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read follows:

                  "Applicable Margin": The Applicable Margin for Reference Rate Advances in effect at all times shall be zero percent (0.00%). The Applicable Margin for Eurodollar Rate Advances in effect during the period beginning on the Closing Date and ending February 1, 2001 shall be two and four-tenths percent (2.40%). Beginning on February 1, 2001, and subject to the last sentence of this definition, with respect to any period beginning five days after the financial statements and compliance certificate required by Sections 5.1(b) and (c) are required to be delivered and ending five days after such financial statements and compliance certificate for the next fiscal quarter are actually delivered (unless such financial statements are not delivered when required, in which case ending on the date such delivery was required), the percentage specified as applicable to Eurodollar Rate Advances, based on the Debt/EBIT Ratio calculated as of the end of the fiscal quarter for which such financial statements were delivered:


                           Debt/EBIT                          Eurodollar Rate
                           Ratio                              Advances
                           --------------                     -----------------
                           > 2.50                             2.75%

                           > 1.50 < 2.50                      2.40%
                                  -
                           < 1.50                             1.90%
                           -

         provided, however, that the Applicable Margin shall be 2.75% during (A) the period beginning on February 1, 2001 and ending on the date five days after the financial statements and compliance certificate for the period ending March 31, 2001, are delivered pursuant to Sections 5.1(b) and (c) (unless such financial statements are not delivered when required, in which case ending on the date such delivery was required),
         (B) during the period beginning on the dates where the financial statements and compliance certificate with respect to a fiscal quarter are required to be but are not delivered and ending on five days after the date such financial statements are delivered, and (C) during any period in which EBIT on a consolidated basis for the Borrower and its Subsidiaries is equal to or less than zero.

                  "Revolving Commitment Amount": $0.00

                  "Term Maturity Date": The earlier of (a) December 31, 2003, or
         (b) the date on which the Term Commitment is terminated pursuant to
         Section 7.2 hereof.

                  (b) Section 1.1 of the Credit Agreement is hereby amended to add the definitions of "Debt/EBIT Ratio," "EBIT" and "Interest Expense," as follows:

             "Debt/EBIT Ratio": For any period of determination, the ratio of


                           (a) the consolidated Indebtedness of the Borrower and
                  its Subsidiaries,

             to

                           (b) EBIT, in each case determined on a consolidated
                  basis for the Borrower and its Subsidiaries for said period in accordance with GAAP.

                  "EBIT": The consolidated net income of the Borrower and its Subsidiaries before deductions for income taxes and Interest Expense for the four consecutive fiscal quarters ending on the date of determination, all as determined in accordance with GAAP.

                  "Interest Expense": For any period of determination, the aggregate consolidated amount, without duplication, of interest paid, accrued or scheduled to be paid in respect of any Indebtedness of the Borrower, including (a) all but the principal component of payments in respect of conditional sale contracts, Capitalized Leases and other title retention agreements, (b) commissions, discounts and other fees and charges with respect


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         to letters of credit and bankers' acceptance financings and (c) net costs under interest rate protection agreements, in each case determined in accordance with GAAP.

         2.2 REVOLVING COMMITMENT. Section 2.1(a) of the Credit Agreement is hereby amended by adding the following sentence at the end of Section 2.1(a):

         Notwithstanding anything to the contrary in this Agreement, effective upon the consummation of the Second Amendment to this Agreement, the Revolving Commitment shall be terminated for all purposes and the Borrower shall no longer be entitled to request any further Revolving Loans.

         2.3 PREPAYMENTS. Section 2.8 of the Credit Agreement is hereby amended by deleting the last sentence of Section 2.8 and substituting the following:

         Amounts paid or prepaid on the Term Note may not be reborrowed, and amounts prepaid on the Term Note shall be applied against the next remaining principal payment, and, if more than one payment is made at any such prepayment, thereafter in the order in which they are due under this Agreement.

         2.4 REVOLVING COMMITMENT FEE. Section 2.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Section 2.10 [INTENTIONALLY OMITTED].

         2.5 MAXIMUM INDEBTEDNESS. Section 6.14 of the Credit Agreement is hereby amended by deleting "$20,000,000" in line two thereof and substituting "$10,000,000" therefor.

         2.6 CONSOLIDATED NET WORTH. Section 6.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Section 6.15 Consolidated Net Worth. The Borrower will not permit its Consolidated Net Worth at any time to be less than the sum of $38,000,000 plus 25% of its cumulative positive Consolidated Net Income arising after March 31, 2001.

         2.7 STATUTORY SURPLUS OF ACIC. Section 6.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Section 6.16 Statutory Surplus of ACIC. The Borrower shall not permit ACIC's Capital and Surplus at any time to be less than the sum of $29,000,000 plus 25% of ACIC's cumulative positive Statutory Net Income arising after March 31, 2001.

         2.8 CONSOLIDATED NET INCOME. Section 6.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

         Section 6.17 Consolidated Net Income. The Borrower will not permit its Consolidated Net Income for any period of four consecutive fiscal quarters to be less than $3,000,000; provided, however, that for any period of determination ending on or before September 30, 2001, Consolidated Net Income shall be calculated on an annualized basis


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

         based upon the Borrower's consolidated financial results for the period from January 1, 2001 to and including the date of determination.

         SECTION 3. EXHIBIT 5.1(B). Exhibit 5.1(b) to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit B to this Amendment, which is made a part of the Credit Agreement as Exhibit 5.1(b) thereto.

         SECTION 4. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery of the Lender of, and compliance by the Borrower with, the following:

         4.1      This Amendment, duly executed by the Borrower;

         4.2 The Amended and Restated Term Note, in the form of Exhibit A hereto, duly executed by the Borrower;

         4.3      A $5,000 waiver fee;

         4.4 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, certified as true and correct by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the articles of incorporation or bylaws of the Borrower since true and correct copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated March 31, 2000, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and certifying as to the specimens of such officer's signature and such officer's incumbency in such offices as such officer holds; and

         4.5 The Borrower shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

         SECTION 5. DEFAULTS AND WAIVERS.

         5.1      EVENTS OF DEFAULT AND UNMATURED EVENTS OF DEFAULT.

                  (a) Under Section 6.15 of the Credit Agreement, the Borrower agreed not to permit its Consolidated Net Worth at any time to be less than the sum of $45,000,000 plus 25% of its cumulative positive Consolidated Net Income arising after December 31, 1999. Beginning on December 31, 2000, the Borrower's Consolidated Net Worth was less than the sum of $45,000,000 plus 25% of its cumulative positive Consolidated Net Income arising after December 31, 1999. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

                  (b) Under Section 6.16 of the Credit Agreement, the Borrower agreed not to permit ACIC's Capital and Surplus at any time to be less than the sum of $40,000,000 plus 25% of ACIC's cumulative positive Statutory Net Income arising after December


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         31, 1999. Beginning on December 31, 2000, ACIC's Capital and Surplus
         was less than the sum of $40,000,000 plus 25% of ACIC's cumulative positive Statutory Net Income arising after December 31, 1999. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

                  (c) Under Section 6.17 of the Credit Agreement, the Borrower agreed not to permit its Consolidated Net Income for any period of four consecutive fiscal quarters to be less than $4,000,000. For the four fiscal quarters ending December 31, 2000, the Borrower's Consolidated Net Income was less than $4,000,000. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

                  (d) Under Section 6.18 of the Credit Agreement, the Borrower agreed not to permit the ratio (expressed as a percentage) of the Adjusted Capital to the Risk-Based Capital of ACIC at any time to be less than 400%. The Borrower has advised the Lender that the ratio of Adjusted Capital to the Risk-Based Capital of ACIC was less than 400% for the period on and prior to the date hereof. As a result, an Event of Default has occurred under Section 7.1(c) of the Credit Agreement.

         5.2 Waiver. Upon the date on which this Amendment becomes effective, the Lender hereby waives the Borrower's Defaults and Events of Default described in the preceding Section 4.1 (the "Existing Defaults"). The Borrower agrees that the waivers set forth in this Section 4.2 shall be limited to the precise meaning of the words as written herein and shall not be deemed
(i) to be a consent to any waiver or modification of any other term or condition of the Credit Agreement or (ii) to prejudice any right or remedy that the Lender may now have or may in the future have under or in connection with the Credit Agreement with respect to other Defaults or Events of Default. The Borrower acknowledges and agrees that the waiver set forth in this Section 4.2 is provided by the Lender as a financial accommodation to the Borrower. Except as expressly set forth herein, the waiver described in this Section 4.2 shall not alter, affect, release or prejudice in any way any of the Borrower's obligations under the Credit Agreement. The waivers set forth herein shall not constitute a waiver by the Lender of any other Default or Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future and the Borrower hereby expressly waives any claim to such effect.

         SECTION 6. REPRESENTATIONS; NO DEFAULT. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, and except for the representation in Section 4.5, as reported in the Borrower's earnings release dated February 22, 2001, and (b) there will exist no Default or Event of Default on such date which has not been waived or consented to by the Lender. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment, and has duly authorized as appropriate the execution and delivery of this Amendment by proper corporate action, and neither this Amendment nor the agreements contained herein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of



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

Incorporation, Bylaws or, to the best of the Borrower's knowledge, any other agreement or requirement of law. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment or the performance of obligations of the Borrower herein described. The Borrower represents and warrants that this Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower warrants that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender as to any obligations of the Borrower to the Lender.

         SECTION 7. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lender that the Borrower's obligations under the Credit Agreement, as amended by this Amendment are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under the Security Documents to which the Borrower is a party, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

         SECTION 8. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof.

         SECTION 9. LEGAL EXPENSES. As provided in Section 8.2 of the Credit Agreement, the Borrower agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the negotiation or preparation of this Amendment and all other documents negotiated and prepared in connection with this Amendment, and the Borrower agrees to reimburse the Lender upon demand for all other reasonable expenses, including attorneys' fees incurred as a result of or in connection with the enforcement of the Credit Agreement as amended hereby, and including without limitation, all expenses of collection of any loans made or to be made under the Credit Agreement as amended hereby.

         SECTION 10. SEVERABILITY. Each provision of this Amendment and any other statement, instrument or transactions contemplated hereby or relating hereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited,


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
invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any such jurisdiction.

         SECTION 11. SUCCESSORS. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

         SECTION 12. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         SECTION 13. COUNTERPARTS. This Amendment may be executed in several counterparts, all or any of which shall be regarded as one and the same document and either party to such agreements may execute any such agreement by executing a counterpart of such agreement.

         SECTION 14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.



           [The remainder of this page is intentionally left blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                        RTW, INC.


                                        By:       /s/ J B Murphy
                                            ----------------------------------
                                        Title:          CFO
                                                ------------------------------



                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:      /s/ Jason S. Tornow
                                            ----------------------------------
                                        Title:    Commercial Banking Officer
                                                ------------------------------

            [Signature Page to Second Amendment to Credit Agreement]

                         AMENDED AND RESTATED TERM NOTE


$6,000,000                                                        March 28, 2001
                                                          Minneapolis, Minnesota

         FOR VALUE RECEIVED, RTW, INC., a corporation organized under the laws of the State of Minnesota, hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Bank") at its main office in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) on the Term Maturity Date, the principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000), and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

         The principal of this note shall be payable in installments in the following amounts on the following dates:


                  ------------------------------------- -----------------------------------

                  DATE                                  INSTALLMENT
                  ------------------------------------- -----------------------------------
                  June 30, 2001 and
                  December 31, 2001                             $500,000
                  ------------------------------------- -----------------------------------

                  March 31, 2002, June 30,
                  2002, September 30, 2002 and
                  December 31, 2002                             $600,000
                  ------------------------------------- -----------------------------------

                  March 31, 2003, June 30, 2003
                  and September 30, 2003                        $650,000
                  ------------------------------------- -----------------------------------

                                                            All remaining principal, plus
                  Term Maturity Date                         accrued and unpaid interest
                  ------------------------------------- -----------------------------------

         This note is the Term Note referred to in the Credit Agreement dated as of March 31, 2000 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Bank. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

         This note amends and restates in its entirety an existing promissory note dated March 31, 2000 in the original principal amount of $8,000,000 issued by RTW, Inc. to the order of the Bank (the "Prior Note"). It is expressly intended, understood and agreed that all amounts outstanding under said Prior Note as of the date hereof shall be considered outstanding hereunder from and after the date hereof and shall not be considered paid (nor shall the undersigned's obligation to pay the same be considered discharged or satisfied) as a result of the issuance of this note.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.


                                           RTW, INC.


                                           By      /s/ J B Murphy
                                               ---------------------------------
                                           Title     CFO
                                                 -------------------------------




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